*** Exercise Your Right to Vote *** Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2010. AMERIGROUP CORPORATION AMERIGROUP CORPORATION 4425 CORPORATION LANE VIRGINIA BEACH, VA 23462 P93441 M22733 Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2010 Date: May 13, 2010 Time: 10:00 A.M. EDT Location: Hargroves Conference Center AMERIGROUP National Support Center II 1330 Amerigroup Way Virginia Beach, VA 23464 You are receiving this communication because you hold shares in AMERIGROUP Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Before You Vote

How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available M22734-P93441 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 1) Kay Coles James 2) Hala Moddelmog 3) Uwe E. Reinhardt, Ph.D. The Board of Directors recommends that you vote FOR the following proposal: 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. NOTE: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any postponement, adjournment or delay thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2.P93441 M22735

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